Premises and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Premises and Equipment
NOTE 8 - PREMISES AND EQUIPMENT
Premises and equipment as of December 31 consisted of the following:

(Dollars in millions)	Useful Life	2011	2010
Land	Indefinite	$358	$353
Buildings and improvements	2 - 40 years	1,033	1,008
Leasehold improvements	1 - 30 years	580	577
Furniture and equipment	1 - 20 years	1,322	1,385
Construction in progress		105	168
		3,398	3,491
Less accumulated depreciation and amortization		1,834	1,871
Total premises and equipment		$1,564	$1,620

The carrying amounts of premises and equipment subject to mortgage indebtedness (included in long-term debt) were immaterial as of December 31, 2011 and 2010.
Various Company facilities are leased under both capital and noncancelable operating leases with initial remaining terms in excess of one year. Minimum payments, by year and in aggregate, as of December 31, 2011 were as follows:

(Dollars in millions)	Operating Leases	Capital Leases
2012	$214	$2
2013	205	2
2014	194	2
2015	177	2
2016	169	2
Thereafter	509	6
Total minimum lease payments	$1,468	16
Amounts representing interest		4
Present value of net minimum lease payments		$12

Net premises and equipment included $7 million related to capital leases as of both December 31, 2011 and 2010. Aggregate rent expense (principally for offices), including contingent rent expense and sublease income, totaled $184 million, $179 million, and $171 million for the years ended December 31, 2011, 2010, and 2009, respectively. Depreciation/amortization expense for the years ended December 31, 2011, 2010, and 2009 totaled $181 million, $177 million, and $182 million, respectively.